Exhibit 99.1
Corporate Overview July 18, 2007

Safe Harbor Clause The following statement is made pursuant to the Safe Harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. In these communications, we may make certain statements that are forward-looking, such as statements regarding Terremark's future results and plans, and anticipated trends in the industry and economies in which Terremark operates. These forward-looking statements are the Company's expectations on the day of the initial broadcast of the 1st quarter conference call, and the Company will make no efforts to update these expectations based on subsequent events or knowledge. These forward-looking statements are based on Terremark's current expectations and are subject to a number of risks, uncertainties, and assumptions, including that our revenue may differ from that projected; that we may be further impacted by slowdowns, postponements, or cancellations in our clients' businesses, or deterioration in our clients financial condition; that our targeted service markets may not expand as we expect; that we may experience delays in the awarding of customer contracts; that our reserves and allowances may be inadequate, or the carrying value of our assets may be impaired; that we may experience increased costs associated with realigning our business, or may be unsuccessful in those efforts and any of the other risks in our Annual Report on Form 10K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company in these communications. These and other risks, uncertainties, and assumptions are detailed in documents filed by the Company with the Securities and Exchange Commission. Terremark does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.

Key Investment Highlights Uniquely Positioned Across High Growth Market Segments Differentiated Business Model with Significant Value Proposition Blue-Chip Customer Base Leadership Position in Public Sector Significant Growth Vectors Highly Predictable Revenue Model with Significant Flow-Through Margins Sector Leading Organic Growth Experienced Management Team with Proven Track Record

About Terremark Worldwide Leading operator of carrier-neutral data centers and Internet exchanges Access to 140 global network carriers Built, own and operate advanced top-tier datacenters Leading provider of managed services Complex managed hosting specialists Infinistructure utility computing platform Serving customers worldwide United States Europe Latin America

Representative Clients

Financial Growth FY06A FY07A FY08P Revenue 62.5 101 187.5 EBITDA 0.6 16.3 40.5 * * Guidance Midpoint $ in millions Note: EBITDA, as adjusted, is defined as income / loss from operations add depreciation, amortization and share-based payments, including share- settled liabilities.

Strong Industry Growth Trends North American Hosting Market Basic Websites Content Management Limited Enterprise Applications Outsourcing Over Supply Business Continuity & Disaster Recovery Rationalization of Providers/Quality Space Strong Network / Internet Demand (Broadband, Video, Voice, etc.) Full Enterprise Outsourcing (LANS, WANS, APPS) Utility Computing Virtualization Next Generation Networks Source: Market size data from Gartner Market Focus: Web Hosting and Edge Hosting, North America, June 2006 report. Note: Hosting includes Shared Hosting, Low-End Dedicated Hosting and High-End Dedicated Hosting. Sector Trends '06 - '10 CAGR = 15.4% ($US in billions) Colocation Hosting 2 0 0 4 2 0 0 5 2 0 0 6 E 2 0 0 7 E 2 0 0 8 E 2 0 0 9 E 2 0 1 0 E $ 7 .. 6 $ 8 .. 8 $ 1 0 .. 0 $ 1 1 .. 4 $ 1 3 .. 2 $ 1 5 .. 2 $ 1 7 .. 6

Business Model Top-tier datacenter infrastructure Massive carrier-neutral connectivity Suite of premium managed services Strong , differentiated offering

Managed Services Delivery Specialists in complex, transaction-intensive applications Infinistructure utility computing platform digitalOps service delivery platform Comprehensive solutions or a la carte services available

Differentiated Business Model Additional Differentiators: SCIF Certified Fiber and Satellite Connectivity Secure NOC

Success Stories Redundant and meshed satellite and fiber networks Secure Network Operations Center able to manage classified networks Sensitive Compartmented Information Facility certified Best in class managed services expertise and technology Manage online tax processing system and other properties Fully clustered architecture with mission- critical availability requirements Flexible scalability requirements to meet seasonal demand Client leverages Terremark's application scalability testing services Six successful tax seasons under Terremark management Awarded business due to network density and power capabilities Network availability is critical to their business, especially during peak sporting events / seasons Terremark provided a flexible bandwidth solution Bursts up to 12Gbps during peak usage Deployed at over 200 watts per square foot Over 1,000 servers today

Key Growth Drivers Increase Managed Services Penetration Upsell existing customers New Data Centers Initial customer deployment in Virginia expected in June 2008 Expect to be EBITDA break-even at opening

Managed Services Yields Colocation and Exchange Services Current Dedicated Hosting Virtualized Hosting Revenue Yield 900 1500 7000 15000 ANNUAL REVENUE YIELD / SQUARE FOOT

Expansion will Drive Faster Growth with High Returns NAP of the Capital Region Silicon Valley Facility Expands footprint to meet needs of key commercial and government customers Minimum ongoing capex Terremark's existing customers are driving its expansion and will lead to attractive utilization rates upon completion of facility. Government customers realizing benefits of "cosourcing" Broke ground in June 2007 and initial customer deployments in June 2008 quarter Target customers include government and large enterprise customers Current demand for better power & cooling underscore need for high quality space Target customers include social networking sites, content providers and hosting companies Site under binding contract

Growth Potential (recurring revenue) Useable Sq.Ft. 357,900 507,900 507,900 Utilization 19% 25% 45% Recurring Revenue/Sq.Ft. $1,500 $3,000 $4,500 Annualized Q407 ~ $120M 3 year potential $350M Long-term potential $900M

FY2007 revenue up over 61% In Q4 FY2007, achieved quarter-over-quarter customer, revenue and EBITDA growth of 5%, 24% and 13%, respectively Disciplined capital investment program and expansion underpinned by customer demand Existing Silicon Valley facility is fully utilized Strong Organic Growth Strong Visibility Over 85% recurring revenue with 1 - 3 year contracts Over 68% of new bookings are from existing customers No government customer churn Strong Profitability Growth FY2008E* EBITDA expected to be $40.5 million vs. $16.3 million in FY2007 Critical mass leading to 53% flow-through margins over last four quarters Disciplined Expansion Financial Overview * Refers to mid-point of FY2008 guidance.

Total Customers Cross Connects Utilization of Total Space Recurring Revenue per Square Foot 357,900 square feet Utilization of Built-Out Space 108,900 square feet * * Figures adjusted for 9,000 SF build-out during Q407. Strong Underlying Metrics

Terremark Annual Revenue and EBITDA $ in millions Note: Financial year end in March 31st. EBITDA, as adjusted, is defined as income / loss from operations add depreciation, amortization, stock based compensation and long-lived assets impairment. (1) Represents mid-point of guidance range.

Terremark Quarterly Revenue and EBITDA $ in millions Note: EBITDA, as adjusted, is defined as income / loss from operations add depreciation, amortization and share-based payments, including share- settled liabilities.

Robust Recurring EBITDA Growth Note: EBITDA, as adjusted, is defined as income / loss from operations add depreciation, amortization and share-based payments, including share- settled liabilities. Recurring adjusted EBITDA flow-through is defined as the incremental adjusted recurring quarterly EBITDA growth divided by incremental recurring quarterly revenue growth. $ in millions

Unaudited figures for 12 months ended March 31, 2007 Consolidated Metrics Target EBITDA flow-through on incremental revenue of 50% - 60%

Fully Diluted Analysis

Proforma Debt Capitalization Unaudited figures for March 31, 2007 $70MM use for Data Return acquisition, $4.6MM benefit from secondary offering overallotment and net benefit from debt refinancing of $142.2MM. $57.2MM privately exchanged. Public exchange offer pending for remaining $29.1MM. $4.0MM convertible note due in 2009 to remain outstanding. Indebtedness shown at face value Includes capital leases.

Guidance First Quarter 2008 Guidance Revenue: $32.5 million to $33.5 million EBITDA: $6.0 million to $6.5 million Fiscal Year 2008 Guidance Total Revenue: $185 million to $190 million EBITDA: $38 million to $43 million Capex: $70 million to $80 million

Key Investment Highlights Uniquely Positioned Across High Growth Market Segments Differentiated Business Model with Significant Value Proposition Blue-Chip Customer Base Leadership Position in Public Sector Significant Growth Vectors Highly Predictable Revenue Model with Significant Flow-Through Margins Sector Leading Organic Growth Experienced Management Team with Proven Track Record